UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 12, 2011

Medefile International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-25126D	85-0368333
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

301 Yamato Road Suite 1200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 497-2900

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 12, 2011, Medefile International, Inc. (the “Company”) issued a press release announcing that its Chief Executive Officer, Kevin Hauser, had increased his equity stake in the Company to 9.8%. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 12, 2011

MEDEFILE INTERNATIONAL, INC.

By:	/s/ Kevin Hauser
Kevin Hauser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 12, 2011

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